UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1 on

FORM 8-K / A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2011

PS BUSINESS PARKS, INC.

(Exact name of registrant as specified in its charter)

California	1-10709	95-4300881
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Western Avenue, Glendale, California 91201-2349

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (818) 244-8080

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTES

This Amendment No. 1 amends the Current Report on Form 8-K of PS Business Parks, Inc. (“PSB” or the “Company”) filed with the United States Securities and Exchange Commission on December 21, 2011 relating to its completion of the acquisition of a 5.3 million square foot industrial and flex portfolio located in the Northern California Bay Area for an aggregate purchase price of $520.0 million. The properties were acquired from RREEF America Reit II Corp. MMMM 3 California and an affiliate, Northern California Industrial Portfolio, Inc. The portfolio was 82.2% occupied at December 20, 2011. This Form 8-K/A amends the Form 8-K filed on December 21, 2011 to include the financial statements and pro forma financial information required by Item 9.01 of Form 8-K and to furnish certain other information. The information previously reported under Item 2.01 in the Form 8-K filed on December 21, 2011 is hereby incorporated by reference into this Form 8-K/A.

Item 9.01 FINANCIAL STATEMENT AND EXHIBITS

In accordance with Rule 3-14 and Article 11 of Regulation S-X, the Company hereby files the following financial statements and pro forma financial information, respectively, as set forth in the pages attached hereto.

(a)	Financial Statements of Business Acquired

Northern California Industrial and Flex Portfolio — Unaudited Statement of Certain Revenue and Certain Operating Expenses for the nine months ended September 30, 2011 and audited Statement of Certain Revenue and Certain Operating Expenses for the year ended December 31, 2010.

In the decision to make this acquisition, the Company considered the competition from other commercial property owners, the location, the leases, the rental rates and the occupancy levels.

The Company has reviewed the expenses of this acquisition, including utilities, property taxes, supplies, insurance, repairs and maintenance and salaries of on-site personnel. After reasonable inquiry, the Company is not aware of any material factors affecting these properties that would cause the reported financial information not to be indicative of their future operating results.

(b)	Pro Forma Financial Information

1.	PSB Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2011.

2.	PSB Unaudited Pro Forma Consolidated Statements of Income for the nine months ended September 30, 2011 and the year ended December 31, 2010.

(d)	Exhibits

23.	Consent of Independent Auditors

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of

PS Business Parks, Inc.

We have audited the accompanying statement of certain revenue and certain operating expenses (as defined in Note 1) of the Northern California Industrial and Flex Portfolio (the “Portfolio”), for the year ended December 31, 2010. The statement of certain revenue and certain operating expenses is the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of certain revenue and certain operating expenses is free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement, assessing the accounting principles used, and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of certain revenue and certain operating expenses of the Portfolio were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the current report on Form 8-K/A of PS Business Parks, Inc. as described in Note 1, and are not intended to be a complete presentation of the revenue and expenses of the Portfolio.

In our opinion, the statement of certain revenue and certain operating expenses referred to above presents fairly, in all material respects, the certain revenue and certain operating expenses, as defined above of the Northern California Industrial and Flex Portfolio for the year ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Los Angeles, California

January 9, 2012

NORTHERN CALIFORNIA INDUSTRIAL AND FLEX PORTFOLIO

Statements of Certain Revenue and Certain Operating Expenses

(In thousands)

	September 30,	September 30,
	Nine months ended September 30, 2011	Year ended December 31, 2010
	(Unaudited)

Certain revenue	$29,461	$40,566
Certain operating expenses	8,595	11,633

Certain revenue in excess of certain operating expenses	$20,866	$28,933

See accompanying notes.

NORTHERN CALIFORNIA INDUSTRIAL AND FLEX PORTFOLIO

Notes to Statements of Certain Revenue and Certain Operating Expenses

1.	Background and Basis for Presentation

The accompanying statements of certain revenue and certain operating expenses consist of the accounts of the Northern California Industrial and Flex Portfolio (the “Portfolio”) located throughout the Northern California Bay Area, with concentrations in Oakland, Hayward, Fremont, Milpitas, San Jose, Santa Clara and Sunnyvale. On December 20, 2011, PS Business Parks, L.P., an affiliate of PS Business Parks, Inc. (“PSB”), (PSB and PS Business Parks, L.P. are collectively referred to as the “Company”), completed the acquisition of the Portfolio for an aggregate purchase price of $520.0 million. In connection with the transaction, PS Business Parks, L.P. assumed $250.0 million of existing secured indebtedness, originally provided by La Salle Bank N.A. The existing secured indebtedness bears interest at 5.452% and matures December, 2016. The Company funded the remainder of the purchase price with borrowings under a new $250.0 million three-year term loan, and its existing revolving credit agreement. The statements have been prepared in order to comply with Rule 3-14 of Regulation S-X, “Special instructions for real estate operations to be acquired” and are prepared on an accrual basis of accounting.

The statements of certain revenue and certain operating expenses include only the accounts and activities of the Portfolio. Items that are not comparable to the future operations of the Portfolio have been excluded. Such items include depreciation, amortization of above-market and below-market leases values, payroll expenses and interest expense.

The Company has evaluated subsequent events through January 9, 2012, the date of issuance of these statements.

2.	Summary of Significant Accounting Policies

Revenue Recognition

The Portfolio leases space to tenants for which they charge minimum rents and receive reimbursement for certain operating expenses. The leases are accounted for as operating leases and are non-cancelable with varying terms and expiration dates. Rental income is recognized on a straight-line basis over the terms of the leases. Straight-line rental income of $755,000 and $256,000 was recognized for the nine months ended September 30, 2011 and for the year ended December 31, 2010, respectively. Recoveries from tenants are recognized as income in the period the applicable costs are incurred.

Certain Operating Expenses

Certain operating expenses include costs paid or incurred by the owners for maintaining, operating and repairing the operating properties. Such costs and expenses include utilities, repairs and maintenance and real estate taxes.

Use of Estimates

The preparation of the statements of certain revenue and certain operating expenses in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the statements of certain revenue and certain operating expenses and accompanying notes. Actual results could differ from those estimates.

Interim Statements

The interim financial data for the nine months ended September 30, 2011 is unaudited; however, in the opinion of the management of the Company, the interim data includes all adjustments, consisting only of normal recurring adjustments, necessary for a fair statement of the results for the interim period. The results for the interim period presented are not necessarily indicative of the results for the full year.

3.	Leasing Arrangements

All leases are classified as operating leases and expire at various dates through 2022. The following is a schedule of future minimum rent revenues on non-cancelable operating leases in effect as of September 30, 2011 (in thousands, unaudited):

September 30,
October 1, 2011 through December 31, 2011	$7,217
2012	25,745
2013	18,353
2014	13,872
2015	9,474
Thereafter	13,837

Total	$88,498

Leases generally require reimbursement of the tenant’s proportional share of common area, real estate taxes and other operating expenses, which are excluded from the amounts above.

4.	Mortgage note payable

The Portfolio has a $250.0 million mortgage note payable with La Salle Bank N.A. which bears interest at a fixed rate of 5.452% through December, 2016. The mortgage note payable was secured by 4.8 million of the 5.3 million square feet acquired with a net book value of $464.6 million. Interest is payable monthly. The Portfolio incurred $10.2 million and $13.6 million in interest expense for the nine months ended September 30, 2011 and for the year ended December 31, 2010, respectively.

5.	Commitments and Contingencies

The Portfolio currently is neither subject to any material litigation nor, to management’s knowledge, is any material litigation currently threatened against the Portfolio other than routine litigation and administrative proceedings arising in the ordinary course of business.

PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

The following unaudited pro forma consolidated financial statements were prepared to reflect the acquisition of real estate facilities by PS Business Parks, Inc. (“PSB”), through its operating partnership, PS Business Parks, L.P. (PSB and PS Business Parks, L.P. are collectively referred to as the “Company”).

On December 20, 2011, the Company completed the acquisition of a 5.3 million square foot industrial and flex portfolio located in the Northern California Bay Area (the “Portfolio”), with concentrations in Oakland, Hayward, Fremont, Milpitas, San Jose, Santa Clara and Sunnyvale, for an aggregate purchase price of $520.0 million. The properties were acquired from RREEF America Reit II Corp. MMMM 3 California and an affiliate, Northern California Industrial Portfolio, Inc. The portfolio was 82.2% occupied at December 20, 2011.

In connection with the transaction, the Company assumed $250.0 million of existing secured indebtedness, originally provided by La Salle Bank N.A. The existing secured indebtedness bears interest at 5.452% and matures December, 2016.

The Company funded the remainder of the purchase price with borrowings under a new $250.0 million three-year term loan, described below, and its existing revolving credit agreement.

As discussed above, in connection with the acquisition, the Company entered into a Credit Agreement dated as of December 20, 2011 with Wells Fargo Bank, National Association, as Administrative Agent and the lenders named therein (the “Term Loan Agreement”). Pursuant to the Term Loan Agreement, the Company borrowed $250.0 million for a three year term. Interest on the amounts borrowed under the Term Loan Agreement will accrue based on applicable LIBOR for a term selected from time to time by the Company, plus a spread determined based on the Company’s then-current credit ratings, which spread is currently 1.200%. The covenants and events of default contained in the Company’s existing revolving credit agreement, as amended as described below, are incorporated into the Term Loan Agreement by reference, and the Term Loan Agreement is cross-defaulted to the existing revolving credit agreement. The maturity date of the Term Loan Agreement can be extended by one year at the Company’s election.

In addition, on December 20, 2011, the Company entered into the Seventh Modification Agreement (the “Amendment”) to its Amended and Restated Revolving Credit Agreement dated October 29, 2002 (the “Credit Agreement”) by and between Wells Fargo Bank, National Association as administrative agent and the lenders named therein. The Amendment (1) conforms a number of provisions in the Credit Agreement to the terms in the Term Loan Agreement, (2) modifies the process to add new properties to the Unencumbered Asset Pool for purposes of the Credit Agreement and (3) provides that an Event of Default under the Term Loan Agreement is an Event of Default under the Credit Agreement.

A pro forma consolidated balance sheet at September 30, 2011 gives effect to the acquisition of the Portfolio as if it had occurred on September 30, 2011.

The pro forma consolidated statements of income for the nine months ended September 30, 2011 and the year ended December 31, 2010 have been prepared assuming the acquisitions of the Portfolio occurred as of January 1, 2010. The results of operations are based on historical operating results.

The pro forma adjustments are based upon available information and upon certain assumptions as set forth in the notes to the pro forma consolidated financial statements that the Company believes are reasonable in the circumstances. The pro forma consolidated financial statements and accompanying notes should be read in conjunction with the historical financial statements of the Company and other documents filed with the Securities and Exchange Commission (such as Form 8-K’s which reference property acquisitions) from time to time. The following pro forma consolidated financial statements do not purport to represent what the Company’s results of operations would actually have been if the transaction had in fact occurred on the dates or at the beginning of the periods indicated or to project the Company’s results of operations for any future date or period.

PS BUSINESS PARKS, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

SEPTEMBER 30, 2011

(In thousands, except per share data)

	September 30,	September 30,	September 30,
	Historical	Portfolio Acquisition (Note 1)	Pro Forma

ASSETS
Cash and cash equivalents	$3,761	$—	$3,761

Real estate facilities, at cost:
Land	570,521	202,131	772,652
Buildings and equipment	1,818,525	320,210	2,138,735

	2,389,046	522,341	2,911,387
Accumulated depreciation	(828,146)	—	(828,146)

	1,560,900	522,341	2,083,241
Land held for development	6,829	—	6,829

	1,567,729	522,341	2,090,070

Rent receivable	3,301	—	3,301
Deferred rent receivable	22,819	—	22,819
Other assets	14,087	3,311	17,398

Total assets	$1,611,697	$525,652	$2,137,349

LIABILITIES AND EQUITY

Accrued and other liabilities	$55,630	$12,173	$67,803
Credit facility	146,000	16,246	162,246
Term loan	—	250,000	250,000
Mortgage notes payable	47,850	250,000	297,850

Total liabilities	249,480	528,419	777,899

Commitments and contingencies

Equity:
PS Business Parks, Inc.’s shareholders’ equity:
Preferred stock, $0.01 par value, 50,000,000 shares authorized, 23,942 shares issued and outstanding at September 30, 2011	598,546	—	598,546
Common stock, $0.01 par value, 100,000,000 shares authorized, 24,128,184 shares issued and outstanding at September 30, 2011	240	—	240
Paid-in capital	533,749	—	533,749
Cumulative net income	859,455	(2,136)	857,319
Cumulative distributions	(811,541)	—	(811,541)

Total PS Business Parks, Inc.’s shareholders’ equity	1,180,449	(2,136)	1,178,313

Noncontrolling interests:
Preferred units	5,583	—	5,583
Common units	176,185	(631)	175,554

Total noncontrolling interests	181,768	(631)	181,137

Total equity	1,362,217	(2,767)	1,359,450

Total liabilities and equity	$1,611,697	$525,652	$2,137,349

See accompanying notes to pro forma consolidated balance sheet.

PS BUSINESS PARKS, INC.

NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET

SEPTEMBER 30, 2011

(Unaudited)

1.	Portfolio Acquisition

On December 20, 2011, the Company completed the acquisition of a 5.3 million square foot industrial and flex portfolio located in the Northern California Bay Area, with concentrations in Oakland, Hayward, Fremont, Milpitas, San Jose, Santa Clara and Sunnyvale, for an aggregate purchase price of $520.0 million. The properties were acquired from RREEF America Reit II Corp. MMMM 3 California and an affiliate, Northern California Industrial Portfolio, Inc. The portfolio was 82.2% occupied at December 20, 2011. In connection with the transaction, the Company assumed $250.0 million of existing secured indebtedness, originally provided by La Salle Bank N.A. The existing secured indebtedness bears interest at 5.452% and matures December, 2016. The Company funded the remainder of the purchase price with borrowings under a new $250.0 million three-year term loan, described below, and its existing revolving credit agreement. In connection with the acquisition, the Company entered into a Credit Agreement dated as of December 20, 2011 with Wells Fargo Bank, National Association, as Administrative Agent and the lenders named therein (the Term Loan Agreement). The rate of interest charged on borrowings on the Term Loan Agreement is equal to a rate ranging from London Interbank Offered Rate (“LIBOR”) plus 1.150% to LIBOR plus 2.250% depending on the Company’s credit ratings. Currently, the Company’s rate under the Term Loan is LIBOR plus 1.200%.

The following pro forma adjustments have been made to the pro forma consolidated balance sheet to reflect the aforementioned transaction as if it had occurred on September 30, 2011 (in thousands.)

September 30,
• A pro forma adjustment has been made to real estate, at cost, to reflect the acquisition of the Portfolio:
Land	$202,131
Buildings and equipment	320,210

$522,341

• A pro forma adjustment has been made to other assets to reflect:
• The above-market in-place lease value	$2,372
• Other assets acquired	939

$3,311

• A pro forma adjustment has been made to accrued and other liabilities to reflect:
• Below-market in-place lease value	$4,713
• Other liabilities assumed	7,460

$12,173

• A pro forma adjustment has been made to reflect borrowings from the line of credit to fund the acquisition (LIBOR plus 1.10%)	$16,246

1.	Portfolio Acquisition (Continued)

September 30,
• A pro forma adjustment has been made to term loan to reflect borrowings from Wells Fargo to fund the acquisition (LIBOR plus 1.20%), through December 31, 2014)	$250,000

• A pro forma adjustment has been made to mortgage notes payable to reflect the loan assumption (fixed at 5.452% per annum, through December, 2016)	$250,000

• A pro forma adjustment has been made to cumulative net income to reflect transaction costs incurred as part of this acquisition	$(2,136)

• A pro forma adjustment has been made to noncontrolling interests — common units to reflect transaction costs incurred as part of this acquisition	$(631)

PS BUSINESS PARKS, INC.

Unaudited Pro Forma Consolidated Statement of Income

For the Nine Months Ended September 30, 2011

(In thousands, except per share data)

	September 30,	September 30,	September 30,
	Historical	Portfolio Acquisition (Note 2)	Pro Forma
Revenues:
Rental income	$223,127	$29,843	$252,970
Facility management fees	517	—	517

Total operating revenues	223,644	29,843	253,487

Expenses:
Cost of operations	74,805	8,595	83,400
Depreciation and amortization	63,200	12,659	75,859
General and administrative	4,683	—	4,683

Total operating expenses	142,688	21,254	163,942

Other income and expenses:
Interest and other income	174	—	174
Interest expense	(3,621)	(13,394)	(17,015)

Total other income and expenses	(3,447)	(13,394)	(16,841)

Income (loss) from continuing operations	77,509	(4,805)	72,704

Discontinued operations:
Income from discontinued operations	380	—	380
Gain on sale of real estate facility	2,717	—	2,717

Total discontinued operations	3,097	—	3,097

Net income (loss)	$80,606	$(4,805)	$75,801

Net income allocation:
Net income allocable to noncontrolling interests:
Noncontrolling interests — common units	$12,858	$(1,096)	$11,762
Noncontrolling interests — preferred units	(7,091)	—	(7,091)

Total net income allocable to noncontrolling interests	5,767	(1,096)	4,671

Net income allocable to PS Business Parks, Inc.:
Common shareholders	43,382	(3,699)	39,683
Preferred shareholders	31,349	—	31,349
Restricted stock unit holders	108	(10)	98

Total net income allocable to PS Business Parks, Inc.	74,839	(3,709)	71,130

Net income	$80,606	$(4,805)	$75,801

Net income per common share — basic:
Continuing operations	$1.66		$1.51
Discontinued operations	$0.10		$0.10
Net income	$1.76		$1.61

Net income per common share — diluted:
Continuing operations	$1.66		$1.51
Discontinued operations	$0.10		$0.10
Net income	$1.75		$1.60

Weighted average common shares outstanding:
Basic	24,647		24,647

Diluted	24,738		24,738

See accompanying notes to pro forma consolidated statements of income.

PS BUSINESS PARKS, INC.

Unaudited Pro Forma Consolidated Statement Of Income

For the Year Ended December 31, 2010

(In thousands, except per share data)

	September 30,	September 30,	September 30,
	Historical	Portfolio Acquisition (Note 2)	Pro Forma
Revenues:
Rental income	$278,417	$40,822	$319,239
Facility management fees	672	—	672

Total operating revenues	279,089	40,822	319,911

Expenses:
Cost of operations	90,534	11,633	102,167
Depreciation and amortization	78,868	22,265	101,133
General and administrative	9,651	—	9,651

Total operating expenses	179,053	33,898	212,951

Other income and expenses:
Interest and other income	333	—	333
Interest expense	(3,534)	(17,858)	(21,392)

Total other income and expenses	(3,201)	(17,858)	(21,059)

Income (loss) from continuing operations	96,835	(10,934)	85,901

Discontinued operations:
Income from discontinued operations	34	—	34
Gain on sale of real estate facility	5,153	—	5,153

Total discontinued operations	5,187	—	5,187

Net income (loss)	$102,022	$(10,934)	$91,088

Net income allocation:
Net income allocable to noncontrolling interests:
Noncontrolling interests — common units	$11,594	$(2,507)	$9,087
Noncontrolling interests — preferred units	5,103	—	5,103

Total net income allocable to noncontrolling interests	16,697	(2,507)	14,190

Net income allocable to PS Business Parks, Inc.:
Common shareholders	38,959	(8,427)	30,532
Preferred shareholders	46,214	—	46,214
Restricted stock unit holders	152	—	152

Total net income allocable to PS Business Parks, Inc.	85,325	(8,427)	76,898

Net income	$102,022	$(10,934)	$91,088

Net income per common share — basic:
Continuing operations	$1.42		$1.08
Discontinued operations	$0.16		$0.16
Net income	$1.59		$1.24

Net income per common share — diluted:
Continuing operations	$1.42		$1.08
Discontinued operations	$0.16		$0.16
Net income	$1.58		$1.24

Weighted average common shares outstanding:
Basic	24,546		24,546

Diluted	24,687		24,687

See accompanying notes to pro forma consolidated statements of income.

PS BUSINESS PARKS, INC.

Notes to Pro Forma Consolidated Statements of Income

For the Nine Months Ended September 30, 2011 and the Year Ended December 31, 2010

(Unaudited)

2.	Portfolio Acquisition

The following pro forma adjustments have been made to reflect the operations of the newly acquired Portfolio as if such Portfolio had been owned and operated by the Company throughout the entire periods presented:

	September 30,	September 30,
	For The Nine Months Ended September 30, 2011	For The Year Ended December 31, 2010
	(In thousands)
• A pro forma adjustment has been made to reflect the additional rental income as if the acquired Portfolio was owned by the Company for the periods presented	$29,461	$40,566

Rental income has been adjusted to reflect net amortization of intangible assets and liabilities resulting from the above-market and below-market lease values. The amount will be amortized over the remaining lease term	382	256

	$29,843	$40,822

• A pro forma adjustment has been made to reflect the additional cost of operations as if the acquired Portfolio was owned by the Company for the periods presented	$8,595	$11,633

• A pro forma adjustment has been made to reflect the incremental depreciation expense of the acquired Portfolio as if the Portfolio was owned by the Company for the periods presented. Buildings are depreciated over 30 years and tenant improvements are depreciated over their estimated useful lives	$12,659	$22,265

• A pro forma adjustment has been made to reflect the additional interest expense as if the acquired Portfolio was owned by the Company for the periods presented and the debt was outstanding from the beginning of the periods presented	$13,394	$17,858

• Net income allocable to noncontrolling interests — common units has been adjusted based upon its pro rata ownership interest in the pro forma adjustments above	$(1,096)	$(2,507)

• Net income allocable to common shareholders has been adjusted based upon its pro rata ownership interest in the pro forma adjustments above	$(3,699)	$(8,427)

• Net income allocable to restricted stock unit holders has been adjusted based upon its pro rata ownership interest in the pro forma adjustments above	$(10)	$—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 9, 2012

PS BUSINESS PARKS, INC.

BY:	/s/ Edward A. Stokx
Edward A. Stokx
Executive Vice President and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Exhibit

23	Consent of Independent Registered Public Accounting Firm